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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 27, 1997


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


         1-8552                                           31-0738296
(Commission File Number)                      (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 27, 1997, subject to the terms and conditions of the Agreement and Plan of Merger (the "Merger Agreement") dated as of January 19, 1997 and amended as of April 23, 1997, between First USA, Inc., a Delaware corporation ("FUSA"), and BANC ONE CORPORATION, an Ohio corporation ("BANC ONE"), First USA was merged with and into BANC ONE, with BANC ONE as the surviving corporation (the "Merger"). In accordance with the Merger Agreement, each share of the common stock, par value $0.01 per share, of FUSA ("FUSA Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") was at the Effective Time converted into the right to receive
1.1659 shares of the common stock, no par value, of BANC ONE ("BANC ONE Common Stock"). The Merger was accounted for as a "pooling of interests" under generally accepted accounting principles. A copy of the press release, dated June 27, 1997, issued by BANC ONE and FUSA relating to the closing of the Merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         Certain information regarding the Merger, BANC ONE and FUSA, including, but not limited to, the date and manner of the Merger, a description of the assets involved, the nature and amount of consideration paid by BANC ONE therefor, the method used for determining the amount of such consideration, the nature of any material relationships between FUSA and BANC ONE or any officer or director of BANC ONE or any associate of such officer or director, the nature of FUSA's business and BANC ONE's intended use of the assets acquired in the Merger, is set forth in the Joint Proxy Statement-Prospectus dated May 12, 1997 included in BANC ONE's Registration Statement on Form S-4 (Registration No. 333-26929). Such information is incorporated herein by reference as additional information in response to this Item.


ITEM 5.  OTHER EVENTS.

         Effective June 26, 1997, BANC ONE's Articles of Incorporation were amended to increase the number of authorized shares of BANC ONE Common Stock from 600,000,000 to 950,000,000. A copy of the Amended Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   (a)   Financial Statements of Businesses Acquired.

         The historical financial statements of FUSA required by Item 7(a) of Form 8-K will be filed by amendment to this Current Report on Form 8-K not later than September 10, 1997.

   (b)   Pro Forma Financial Information.

         The pro forma financial information required by Item 7(b) of Form 8-K giving effect to the acquisition of FUSA will be filed by amendment to this Current Report on Form 8-K not later than September 10, 1997.

   (c)   Exhibits.

         Exhibit 2.1 Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First USA, Inc. (incorporated by reference from Exhibit 2 to the First USA, Inc. Current Report on Form 8-K dated January 28, 1997 (File No. 1-11-3030)).

         Exhibit 2.2 Amendment, dated as of April 23, 1997, to Agreement and Plan of Merger dated as of January 19, 1997 between BANC ONE CORPORATION and First USA, Inc. (incorporated by reference from Exhibit 2.2 to the BANC ONE CORPORATION Current Report on Form 8-K filed April 24,
                         1997).

         Exhibit 3.1 Amended and Restated Articles of Incorporation of BANC ONE CORPORATION.

         Exhibit 99.1 BANC ONE CORPORATION Press Release dated June 27, 1997 titled "BANC ONE Completes Acquisition of First USA."

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BANC ONE CORPORATION
                                             (Registrant)


Date:  July 12, 1997                         By: /s/ Bobby L. Doxey
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                                                 Bobby L. Doxey
                                                 Senior Vice President

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